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                                                                   EXHIBIT 10.12

                     CLASS A WARRANT CERTIFICATE NO. WA-003

                                ALD SERVICES, INC
                             (A NEVADA CORPORATION)

                           CLASS A WARRANT CERTIFICATE

                             50,000 CLASS A WARRANTS
                        FOR THE PURCHASE OF COMMON STOCK

                            CUSIP NUMBER 001608 10 8

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         THIS CERTIFIES THAT, for value received, Mark C. Russell, ("Warrantholder"), is the registered owner of the above-stated number of Class A Warrants ("Class A Warrants") of ALD SERVICES, INC., a Nevada corporation ("Company"), expiring on July 31, 2007, unless previously exercised or extended ("Expiration Date"). Subject to the limitations as described below, each Class A Warrant entitles the Warrantholder to purchase one share of the common stock $0.001 par value ("Common Stock" or "Shares"), of the Company, at a purchase price of $6.00 per Share ("Exercise Price"), at any time beginning August 1, 2002 and until to the Expiration Date, upon surrender of this Certificate with the exercise form attached hereto duly completed and executed, accompanied by payment of the Exercise Price, to Pacific Stock Company, ("Warrant Agent"), 5844
S. Pecos, Suite D, Las Vegas, Nevada 89120. This Certificate and exercise of these Class A Warrants will be subject to the provisions of the Warrant Agreement dated April 2, 2002, ("Warrant Agreement"), between the Company and the Warrant Agent, to which provisions the Warrantholder agrees by acceptance of this Certificate. The provisions of the Warrant Agreement are fully incorporated by reference into this Certificate as if fully set forth herein.

         If all Class A Warrants represented by this Certificate shall not have been duly exercised on or before the Expiration Date, as it may be extended, the unexercised Class A Warrants shall expire and this Certificate shall become void. The Expiration Date may be extended from time to time for an indefinite period, or the Exercise Price may be reduced, at the discretion of the Company upon giving notice thereof to the Warrant Agent and giving subsequent notice thereof to holders of Class A Warrants then listed on its books.


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         The Warrantholder may exercise all or any of the Class A Warrants in the manner and during the period stated above, but only for an even number of Shares if less than all are exercised, upon due presentment of this Certificate to the Warrant Agent. The Exercise Price must be paid in lawful money of the United States of America, in cash or by personal check, bank check or certified check payable to the order of the Company. If fewer than all of the above number of Class A Warrants are exercised, the Warrant Agent shall execute and deliver to the Warrantholder a new Class A Warrant certificate of like tenor evidencing the number of Class A Warrants not exercised. Should any or all the Class A Warrants be assigned, then upon due presentment of this Certificate by the assignee to the Warrant Agent accompanied by payment of the transfer fee specified from time to time by the Warrant Agent, and by payment of all transfer taxes and other governmental charges due, if any, the Warrant Agent shall transfer the Class A Warrants assigned on the transfer books and shall (subject to the Warrant Agreement) execute and deliver to the assignee a Class A Warrant certificate of like tenor representing the number of Class A Warrants assigned, and if less than all of the Class A Warrants are assigned, execute and deliver to the Warrantholder a Class A Warrant certificate of like tenor representing the number of Class A Warrants not assigned.

         These Class A Warrants shall not entitle the Warrantholder to any of the rights of stockholders or to any dividend declared upon the Common Stock unless the Warrantholder shall have exercised these Class A Warrants and purchased the Shares of Common Stock prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right. Holders of Class A Warrants are protected against dilution of their interests represented by the underlying shares of Common Stock upon the occurrence of stock dividends, stock splits or reclassifications of the Common Stock, as provided in the Warrant Agreement.

         This Certificate shall not be valid unless countersigned by the Warrant Agent.

         WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officer this 2nd day of April, 2002.

                                             ALD SERVICES, INC.



                                             By: /s/ Thomas K. Russell
                                                 -------------------------------
                                                 Thomas K. Russell, President



COUNTERSIGNED:

PACIFIC STOCK TRANSFER COMPANY
5844 S. Pecos, Suite D
Las Vegas, Nevada 89120.


By: /s/ Shelly Godfrey
    ---------------------------------
         Authorized Signature


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                          CLASS A WARRANT EXERCISE FORM

                               ALD SERVICES, INC.


         Date: ____________________, 20___


         The Undersigned hereby elects irrevocably to exercise the within Class A Warrant and to purchase ________ shares of Common Stock of the Company called for thereby, and hereby makes payment of $_____________ (at the rate of $6.00 per share of Common Stock) payable to ALD Services, Inc., in payment of the Exercise Price pursuant thereto and, if such number of shares shall not be all of the shares purchasable hereunder, directs that a new Class A Warrant Certificate of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below. Please issue the shares of Common Stock as to which this Class A Warrant is exercised in accordance with the instructions given below.



                                             Signature:
                                                       -------------------------


                                             Signature Guaranteed:
                                                                  --------------


                                             By:
                                                --------------------------------



INSTRUCTIONS FOR REGISTRATION OF STOCK


Name
    ---------------------------------------
         (Print in Block Letters)


Address
       ------------------------------------

       ------------------------------------




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                                   ASSIGNMENT
                    (To be executed by the registered Holder
                   to effect a transfer of the within Warrant)



         FOR VALUE RECEIVED, _______________________________________ does hereby sell, assign and transfer unto __________________________________________ the right to purchase _____________ shares of the Common Stock of the Company evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ____________________________ ______________________attorney to transfer such right on the books of the Company with full power of substitution in the premises.


         Dated:____________________, 20__


                                            Signature:
                                                      --------------------------


                                            Signature Guaranteed:
                                                                 ---------------


                                            By:
                                               ---------------------------------



                               * * * * * * * * * *

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.